Exhibit 99.1

Tidewater Reports Second Quarter Results For Fiscal 2012

NEW ORLEANS, LA. November 2, 2011 -- Tidewater Inc. (NYSE:TDW) announced today a second quarter net loss for the period ended September 30, 2011, of $4.9 million, or $0.09 per share, on revenues of $250.9 million. For the same quarter last year, net earnings were $19.4 million, or $0.38 per share, on revenues of $267.1 million. The immediately preceding quarter ended June 30, 2011, had net earnings of $24.6 million, or $0.48 per common share, on revenues of $254.6 million.

Included in the current fiscal quarter’s net loss is a non-cash goodwill impairment charge of $30.9 million ($22.1 million after tax, or $0.43 per share), resulting from the Company’s decision to change its reportable segments during the September 2011 quarter. Following the change in reportable segments from International and United States to Americas, Asia/Pacific, Middle East/North Africa and Sub-Saharan Africa/Europe, the Company performed an interim goodwill impairment assessment which resulted in the non-cash goodwill impairment charge.

Included in the prior fiscal year’s net earnings for the quarter ended September 30, 2010, was a $4.35 million ($4.35 million after-tax, or $0.09 per common share) charge included in general and administrative expenses related to the settlement with the United States Department of Justice to resolve the previously disclosed Foreign Corrupt Practices Act investigation.

As previously announced, Tidewater has been working with Saudi Aramco to resolve certain performance standards issues that were identified with respect to nine newbuild vessels previously committed to multi-year charters with Saudi Aramco. The Company is pleased to report that one of these vessels is now on hire with Saudi Aramco and other vessels continue with inspections associated with the on-hire process. Further, the Company has worked out an arrangement to use Tidewater substitute vessels for four of the remaining eight newbuild vessels, as necessary, until their construction is completed and they become available. Saudi Aramco has declined to accept the remaining four vessels of the nine-vessel package, and they will be redeployed by Tidewater in other operations outside Saudi Arabia. While Saudi Aramco has not indicated whether it will seek additional remedies with respect to these four vessels, the Company is pleased to have come to an acceptable resolution with respect to five of nine vessels and is focused on continuing to develop this important new relationship. The agreement with Saudi Aramco in regards to the five-vessel package includes dayrate discounts related to late delivery for a period of time. At this time, Tidewater believes that discounts with respect to these vessels will total approximately $1.5-$2.0 million and will be recognized as lower vessel revenue than was originally anticipated, spread over the next several quarters.

As previously announced, Tidewater will hold a conference call to discuss September quarterly earnings on Wednesday, November 2, 2011, at 9:00 a.m. Central time. Investors and interested parties may listen to the teleconference via telephone by calling 1-888-388-7493 if calling from the U.S. or Canada (1-706-679-8348 if calling from outside the U.S.) and ask for the “Tidewater” call just prior to the scheduled start. A replay of the conference call will be available beginning at 12:00 p.m. Central time on November 2, 2011, and will continue until 11:59 p.m. Central time on November 4, 2011. To hear the replay, call 1-855-859-2056 or (1-404-537-3406 if calling from outside the U.S.). The conference call ID number is 12653749.

A simultaneous webcast of the conference call will be accessible online at the Tidewater Inc. website, (http://www.tdw.com). The online replay will be available until December 2, 2011.

Tidewater Inc. owns 350 vessels, the world’s largest fleet of vessels serving the global offshore energy industry.

Note: all per-share amounts are stated on a diluted basis.

CONTACT: Tidewater Inc., New Orleans

Joe Bennett, Executive Vice President and Chief Investor Relations Officer

504-566-4506

SOURCE: Tidewater Inc.

Financial information is displayed on the next page.

TIDEWATER INC.

UNAUDITED CONDENSED CONSOLIDATED STATEMENTS OF EARNINGS

(In thousands, except share and per share data)

	Quarter Ended September 30,		Six Months Ended September 30,
	2011	2010	2011	2010
Revenues:
Vessel revenues	$248,412	266,870	501,727	528,866
Other marine revenues	2,482	230	3,774	759
	250,894	267,100	505,501	529,625
Costs and expenses:
Vessel operating costs	161,290	169,892	313,592	324,475
Costs of other marine revenues	2,031	203	3,262	698
Depreciation and amortization	33,807	35,832	67,556	70,795
Goodwill impairment	30,932	---	30,932	---
General and administrative	37,773	37,919	75,354	70,694
Gain on asset dispositions, net	(9,458)	(3,638)	(11,175)	(9,196)
	256,375	240,208	479,521	457,466
Operating income (loss)	(5,481)	26,892	25,980	72,159
Other income (expenses):
Foreign exchange gain (loss)	1,659	(436)	2,473	1,174
Equity in net earnings of unconsolidated companies	3,456	2,785	5,945	5,475
Interest income and other, net	766	2,029	1,956	2,407
Interest and other debt costs	(4,766)	(1,686)	(8,827)	(2,759)
	1,115	2,692	1,547	6,297
Earnings (loss) before income taxes	(4,366)	29,584	27,527	78,456
Income tax expense	510	10,181	7,845	19,222
Net earnings (loss)	$(4,876)	19,403	19,682	59,234

Basic earnings (loss) per common share	$(0.10)	0.38	0.38	1.16

Diluted earnings (loss) per common share	$(0.09)	0.38	0.38	1.15

Weighted average common shares outstanding	51,296,924	51,003,348	51,287,644	51,165,791
Dilutive effect of stock options and restricted stock	281,129	153,819	298,328	193,872
Adjusted weighted average common shares	51,578,053	51,157,167	51,585,972	51,359,663

Cash dividends declared per common share	$0.25	0.25	0.50	0.50

TIDEWATER INC.

UNAUDITED CONDENSED CONSOLIDATED BALANCE SHEETS

(In thousands, except share and par value data)

ASSETS	September 30, 2011	March 31, 2011
Current assets:
Cash and cash equivalents	$302,186	245,720
Trade and other receivables, net	287,475	272,467
Marine operating supplies	53,517	50,748
Other current assets	14,865	10,212
Total current assets	658,043	579,147
Investments in, at equity, and advances to unconsolidated companies	38,415	39,044
Properties and equipment:
Vessels and related equipment	3,881,444	3,910,430
Other properties and equipment	92,854	85,589
	3,974,298	3,996,019
Less accumulated depreciation and amortization	1,185,490	1,294,239
Net properties and equipment	2,788,808	2,701,780
Goodwill	297,822	328,754
Other assets	113,119	99,391
Total assets	$3,896,207	3,748,116

LIABILITIES AND STOCKHOLDERS’ EQUITY
Current liabilities:
Accounts payable	55,259	45,177
Accrued expenses	131,067	120,869
Accrued property and liability losses	3,825	3,846
Other current liabilities	21,711	13,697
Total current liabilities	211,862	183,589
Long-term debt	825,000	700,000
Deferred income taxes	211,423	216,735
Accrued property and liability losses	6,732	5,327
Other liabilities and deferred credits	128,630	128,521

Commitments and Contingencies

Stockholders’ equity:
Common stock of $0.10 par value, 125,000,000 shares authorized, issued 51,898,578 shares at September 30, 2011 and 51,876,038 shares at March 31, 2011	5,190	5,188
Additional paid-in capital	95,848	90,204
Retained earnings	2,430,474	2,436,736
Accumulated other comprehensive loss	(18,952)	(18,184)
Total stockholders’ equity	2,512,560	2,513,944
Total liabilities and stockholders’ equity	$3,896,207	3,748,116

TIDEWATER INC.

UNAUDITED CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS

(In thousands)

	Six Months Ended September 30,
	2011	2010
Operating activities:
Net earnings	$19,682	59,234
Adjustments to reconcile net earnings to net cash provided by operating activities:
Depreciation and amortization	67,556	70,795
Provision (benefit) for deferred income taxes	(20,819)	(10,660)
Gain on asset dispositions, net	(11,175)	(9,196)
Goodwill impairment	30,932	---
Equity in earnings of unconsolidated companies, net of dividends	629	8,283
Compensation expense - stock-based	4,944	6,115
Excess tax benefits on stock options exercised	(124)	(195)
Changes in assets and liabilities, net:
Trade and other receivables	(15,008)	2,219
Marine operating supplies	(2,769)	(2,285)
Other current assets	(4,653)	(7,245)
Accounts payable	(1,751)	522
Accrued expenses	8,204	15,412
Accrued property and liability losses	(21)	(887)
Other current liabilities	7,272	17,003
Other liabilities and deferred credits	2,639	3,085
Other, net	1,644	1,159
Net cash provided by operating activities	87,182	153,359
Cash flows from investing activities:
Proceeds from sales of assets	24,616	18,368
Proceeds from insurance settlements on Venezuela seized vessels	---	8,150
Additions to properties and equipment	(155,058)	(391,463)
Net cash used in investing activities	(130,442)	(364,945)
Cash flows from financing activities:
Principal payments on debt	(40,000)	(75,000)
Debt borrowings	165,000	165,000
Debt issuance costs	(234)	(6,184)
Proceeds from exercise of stock options	725	1,919
Cash dividends	(25,889)	(25,773)
Excess tax benefits on stock options exercised	124	195
Stock repurchases	---	(19,988)
Net cash provided by financing activities	99,726	40,169
Net change in cash and cash equivalents	56,466	(171,417)
Cash and cash equivalents at beginning of period	245,720	223,070
Cash and cash equivalents at end of period	$302,186	51,653

Supplemental disclosure of cash flow information:
Cash paid during the period for:
Interest	$19,605	8,463
Income taxes	$24,444	23,649
Non-cash investing activities:
Additions to properties and equipment	$11,833	---

During the quarter ended September 30, 2011, the company’s former International and United States segments were reorganized to form four new operating segments. The company now manages and measures its business performance in four distinct operating segments: Americas, Asia/Pacific, Middle East/North Africa and Sub-Saharan Africa/Europe. The reporting segments were reorganized because the company’s Sub-Saharan Africa/Europe and Latin American business regions gained greater significance as a percentage of consolidated revenues and operating profit, while its former United States segment decreased in its significance to consolidated revenues and operating profit.

The company’s vessel revenues and vessel operating costs and the related percentage of total vessel revenues for the quarters and the six-month periods ended September 30, 2011 and 2010 and for the quarter ended June 30, 2011, were as follows:

	Quarter Ended September 30,				Six Months Ended September 30,				Quarter Ended June 30,
(In thousands)	2011	%	2010	%	2011	%	2010	%	2011	%
Revenues:
Vessel revenues:
Americas	$81,892	33%	95,033	36%	162,569	32%	189,132	36%	80,677	32%
Asia/Pacific	29,127	12%	42,665	16%	64,626	13%	85,292	16%	35,499	14%
Middle East/N. Africa	24,810	10%	22,943	9%	50,867	10%	44,094	8%	26,057	10%
Sub-Saharan Africa/Europe	112,583	45%	106,229	40%	223,665	45%	210,348	40%	111,082	44%
	$248,412	100%	266,870	100%	501,727	100%	528,866	100%	253,315	100%

Vessel operating costs:
Crew costs	$78,364	32%	89,941	34%	159,488	32%	170,633	32%	81,124	32%
Repair and maintenance	27,149	11%	31,791	12%	49,209	10%	58,884	11%	22,060	9%
Insurance and loss reserves	5,374	2%	4,513	2%	10,671	2%	8,923	2%	5,297	2%
Fuel, lube and supplies	21,394	9%	16,437	6%	37,761	8%	31,358	6%	16,367	6%
Vessel operating leases	4,491	2%	4,490	2%	8,983	2%	8,980	2%	4,492	2%
Other	24,518	10%	22,720	9%	47,480	9%	45,697	9%	22,962	9%
Total vessel operating costs	161,290	65%	169,892	64%	313,592	63%	324,475	61%	152,302	60%
Vessel operating margin (A)	$87,122	35%	96,978	36%	188,135	37%	204,391	39%	101,013	40%

Note (A): The following table reconciles vessel operating margin as presented above to operating income for the quarters and the six-month periods ended September 30, 2011 and 2010 and for the quarter ended June 30, 2011:

	Quarter Ended September 30,		Six Months Ended September 30,		Quarter Ended June 30,
(In thousands)	2011	2010	2011	2010	2011
Vessel operating margin	$87,122	96,978	188,135	204,391	101,013
Other marine revenues	2,482	230	3,774	759	1,292
Costs of other marine revenues	(2,031)	(203)	(3,262)	(698)	(1,231)
Depreciation and amortization	(33,807)	(35,832)	(67,556)	(70,795)	(33,749)
Goodwill impairment	(30,932)	---	(30,932)	---	---
General and administrative	(37,773)	(37,919)	(75,354)	(70,694)	(37,581)
Gain on asset dispositions, net	9,458	3,638	11,175	9,196	1,717
Operating income (loss)	$(5,481)	26,892	25,980	72,159	31,461

The company’s operating income and other components of earnings before income taxes and its related percentage of total revenue for the quarters and the six-month periods ended September 30, 2011 and 2010 and for the quarter ended June 30, 2011, were as follows:

	Quarter Ended September 30,				Six Months Ended September 30,				Quarter Ended June 30,
(In thousands)	2011	%	2010	%	2011	%	2010	%	2011	%
Vessel operating profit:
Americas	$9,530	4%	13,050	5%	21,384	4%	24,670	5%	11,854	5%
Asia/Pacific	(4,776)	(2%)	(627)	(<1%)	494	<1%	6,854	1%	5,270	2%
Middle East/N. Africa	(996)	(<1%)	5,257	2%	(968)	(<1%)	9,806	2%	28	<1%
Sub-Saharan Africa/Europe	21,631	9%	18,596	7%	43,855	9%	43,535	8%	22,224	9%
	25,389	10%	36,276	14%	64,765	13%	84,865	16%	39,376	15%
Corporate expenses	(9,111)	(4%)	(12,864)	(5%)	(18,632)	(4%)	(21,627)	(4%)	(9,521)	(4%)
Goodwill impairment	(30,932)	(12%)	---	---	(30,932)	(6%)	---	---	---	---
Gain on asset dispositions, net	9,208	4%	3,638	1%	10,925	2%	9,196	2%	1,717	1%
Other operating expenses	(35)	(<1%)	(158)	(<1%)	(146)	(<1%)	(275)	(<1%)	(111)	(<1%)
Operating income (loss)	(5,481)	(2%)	26,892	10%	25,980	5%	72,159	14%	31,461	12%
Foreign exchange gain (loss)	1,659	1%	(436)	(<1%)	2,473	<1%	1,174	<1%	814	<1%
Equity in net earnings of unconsolidated companies	3,456	1%	2,785	1%	5,945	1%	5,475	1%	2,489	1%
Interest income and other, net	766	<1%	2,029	1%	1,956	<1%	2,407	<1%	1,190	<1%
Interest and other debt costs	(4,766)	(2%)	(1,686)	(1%)	(8,827)	(2%)	(2,759)	(1%)	(4,061)	(2%)
Earnings (loss) before income taxes	$(4,366)	(2%)	29,584	11%	27,527	5%	78,456	15%	31,893	13%

The company’s revenues, vessel utilization percentages and average day rates by vessel class and in total for the quarters and the six-month periods ended September 30, 2011 and 2010 and the quarter ended June 30, 2011, were as follows:

	Quarter Ended September 30,		Six Months Ended September 30,		Quarter Ended June 30,
	2011	2010	2011	2010	2011
REVENUES BY VESSEL CLASS (In thousands):
Americas fleet:
Deepwater vessels	$36,639	49,635	73,044	100,937	36,405
Towing-supply/supply	36,648	37,631	72,334	72,689	35,686
Crew/utility	8,044	7,166	16,054	14,322	8,010
Offshore tugs	561	601	1,137	1,184	576
Total	$81,892	95,033	162,569	189,132	80,677
Asia/Pacific fleet:
Deepwater vessels	$12,264	17,957	28,193	37,073	15,929
Towing-supply/supply	15,870	23,595	34,314	46,005	18,444
Crew/utility	144	246	387	489	243
Offshore tugs	850	867	1,733	1,725	883
Total	$29,127	42,665	64,626	85,292	35,499
Middle East/N. Africa fleet:
Deepwater vessels	$11,782	6,035	22,533	13,589	10,751
Towing-supply/supply	11,616	15,165	25,090	27,068	13,474
Offshore tugs	1,411	1,743	3,243	3,437	1,832
Total	$24,810	22,943	50,867	44,094	26,057
Sub-Saharan Africa/Europe fleet:
Deepwater vessels	$45,605	31,238	84,111	59,909	38,506
Towing-supply/supply	49,338	56,596	102,641	113,693	53,303
Crew/utility	12,734	12,829	26,747	24,972	14,013
Offshore tugs	4,906	5,566	10,166	11,774	5,260
Total	$112,583	106,229	223,665	210,348	111,082
Worldwide fleet:
Deepwater vessels	$106,290	104,865	207,881	211,508	101,591
Towing-supply/supply	113,472	132,987	234,379	259,455	120,907
Crew/utility	20,922	20,241	43,188	39,783	22,266
Offshore tugs	7,728	8,777	16,279	18,120	8,551
Total	$248,412	266,870	501,727	528,866	253,315

	Quarter Ended September 30,		Six Months Ended September 30,		Quarter Ended June 30,
	2011	2010	2011	2010	2011
UTILIZATION:
Americas fleet:
Deepwater vessels	73.5%	79.2	72.2	79.8	70.8
Towing-supply/supply	46.9	42.7	45.0	40.9	43.3
Crew/utility	80.2	53.5	82.7	50.8	85.3
Offshore tugs	19.3	17.0	19.6	16.9	20.0
Total	56.8%	50.8	55.5	49.3	54.3
Asia/Pacific fleet:
Deepwater vessels	59.6%	61.2	65.5	74.1	71.1
Towing-supply/supply	36.3	46.5	39.3	48.0	42.5
Crew/utility	58.7	100.0	79.2	100.0	100.0
Offshore tugs	100.0	100.0	100.0	100.0	100.0
Total	42.8%	51.6	46.8	55.4	51.1
Middle East/N. Africa fleet:
Deepwater vessels	91.6%	87.9	83.7	88.2	76.3
Towing-supply/supply	49.7	71.7	53.8	68.4	57.6
Offshore tugs	50.0	60.0	56.6	59.8	63.2
Total	57.4%	71.8	59.6	69.7	61.6
Sub-Saharan Africa/Europe fleet:
Deepwater vessels	88.1%	87.4	85.0	86.7	81.6
Towing-supply/supply	55.8	62.6	56.9	62.9	57.9
Crew/utility	85.6	85.9	88.3	83.6	91.1
Offshore tugs	60.8	66.1	61.4	70.3	62.0
Total	69.2%	71.9	69.6	71.8	70.1
Worldwide fleet:
Deepwater vessels	79.3%	78.9	77.5	81.6	75.7
Towing-supply/supply	48.6	54.6	49.7	53.8	50.7
Crew/utility	83.4	73.9	86.4	71.2	89.5
Offshore tugs	51.4	55.1	53.4	57.2	55.4
Total	60.2%	61.8	60.9	61.5	61.5

AVERAGE VESSEL DAY RATES:
Americas fleet:
Deepwater vessels	$24,863	27,238	25,587	27,652	26,360
Towing-supply/supply	14,786	13,603	14,404	13,308	14,031
Crew/utility	6,414	6,183	6,214	6,233	6,024
Offshore tugs	6,318	6,383	6,325	6,364	6,332
Total	$15,466	16,268	15,279	16,310	15,094
Asia/Pacific fleet:
Deepwater vessels	$20,619	24,933	21,073	23,585	21,436
Towing-supply/supply	11,974	12,917	12,261	12,514	12,519
Crew/utility	2,671	2,670	2,670	2,670	2,670
Offshore tugs	9,236	9,426	9,471	9,426	9,709
Total	$14,098	15,623	14,476	15,193	14,801
Middle East/N. Africa fleet:
Deepwater vessels	$17,466	16,232	17,784	16,639	18,147
Towing-supply/supply	8,513	7,522	8,079	7,468	7,738
Offshore tugs	5,117	5,262	5,220	5,234	5,302
Total	$10,716	8,438	10,185	8,650	9,726
Sub-Saharan Africa/Europe fleet:
Deepwater vessels	$20,375	19,044	20,386	19,161	20,399
Towing-supply/supply	12,665	11,784	12,741	12,041	12,812
Crew/utility	4,369	4,283	4,476	4,274	4,577
Offshore tugs	6,751	6,541	6,932	6,534	7,110
Total	$11,518	10,324	11,397	10,406	11,278
Worldwide fleet:
Deepwater vessels	$21,338	23,024	21,687	23,077	22,065
Towing-supply/supply	12,519	11,653	12,347	11,685	12,190
Crew/utility	4,955	4,767	4,962	4,779	4,968
Offshore tugs	6,531	6,415	6,643	6,408	6,748
Total	$12,771	12,366	12,631	12,437	12,496

The utilization, average day rates, and number of active vessels (excluding stacked vessels) for the company’s new vessels (defined as vessels acquired or constructed since calendar year 2000 as part of its new build and acquisition program) and its older, more traditional vessels for the quarters and the six-month periods ended September 30, 2011 and 2010 and for the quarter ended June 30, 2011, were as follows:

	Quarter Ended September 30,		Six Months Ended September 30,		Quarter Ended June 30,
	2011	2010	2011	2010	2011
UTILIZATION:
Americas fleet:
New vessels	85.6%	84.7	86.2	83.4	86.8
Traditional vessels	36.2	31.1	35.6	30.1	35.1
Total	56.8%	50.8	55.5	49.3	54.3
Asia/Pacific fleet:
New vessels	69.8%	69.7	75.1	77.8	80.8
Traditional vessels	8.2	34.0	12.6	35.8	16.8
Total	42.8%	51.6	46.8	55.4	51.1
Middle East/N. Africa fleet:
New vessels	58.6%	87.7	63.7	79.9	69.1
Traditional vessels	55.9	63.4	55.0	64.8	54.3
Total	57.4%	71.8	59.6	69.7	61.6
Sub-Saharan Africa/Europe fleet:
New vessels	86.8%	89.8	87.4	89.0	88.0
Traditional vessels	33.7	41.6	33.7	43.4	33.8
Total	69.2%	71.9	69.6	71.8	70.1
Worldwide fleet:
New vessels	80.5%	85.3	82.4	85.3	84.4
Traditional vessels	33.5	39.2	34.2	39.7	34.8
Total	60.2%	61.8	60.9	61.5	61.5
AVERAGE VESSEL DAY RATES:
Americas fleet:
New vessels	$19,469	20,073	19,166	20,159	18,849
Traditional vessels	8,650	10,246	9,142	10,331	9,958
Total	$15,466	16,268	15,279	16,310	15,094
Asia/Pacific fleet:
New vessels	$15,028	20,235	15,902	19,866	16,716
Traditional vessels	3,953	6,361	4,143	6,339	4,232
Total	$14,098	15,623	14,476	15,193	14,801
Middle East/N. Africa fleet:
New vessels	$13,562	10,983	13,002	11,975	12,496
Traditional vessels	6,759	6,591	6,483	6,716	6,259
Total	$10,716	8,438	10,185	8,650	9,726
Sub-Saharan Africa/Europe fleet:
New vessels	$12,134	11,164	12,020	11,329	11,907
Traditional vessels	8,313	7,268	8,141	7,295	7,970
Total	$11,518	10,324	11,397	10,406	11,278
Worldwide fleet:
New vessels	$14,291	14,463	14,190	14,694	14,091
Traditional vessels	7,970	7,964	7,979	7,998	7,987
Total	$12,771	12,366	12,631	12,437	12,496

AVERAGE VESSEL COUNT (EXCLUDING STACKED VESSELS):
Americas fleet:
New vessels	41	45	40	45	39
Traditional vessels	26	33	29	37	30
Total	67	78	69	82	69
Asia/Pacific fleet:
New vessels	30	29	29	26	27
Traditional vessels	3	14	3	15	4
Total	33	43	32	41	31
Middle East/N. Africa fleet:
New vessels	25	15	24	13	24
Traditional vessels	13	22	16	23	17
Total	38	37	40	36	41
Sub-Saharan Africa/Europe fleet:
New vessels	102	97	103	96	104
Traditional vessels	23	32	24	34	23
Total	125	129	127	130	127
Worldwide fleet:
New vessels	198	186	196	180	194
Traditional vessels	65	101	72	109	74
Total	263	287	268	289	268

The company’s average number of vessels by class and geographic distribution for the quarters and the six-month periods ended September 30, 2011 and 2010 and for the quarter ended June 30, 2011, were as follows:

	Quarter Ended September 30,		Six Months Ended September 30,		Quarter Ended June 30,
	2011	2010	2011	2010	2011
Americas fleet:
Deepwater vessels	22	25	22	25	21
Towing-supply/supply	57	70	61	73	65
Crew/utility	17	23	17	25	17
Offshore tugs	5	6	5	6	5
Total	101	124	105	129	108
Less stacked vessels	34	46	36	47	39
Active vessels	67	78	69	82	69
Asia/Pacific fleet:
Deepwater vessels	11	13	11	11	11
Towing-supply/supply	40	43	39	42	38
Crew/utility	1	1	1	1	1
Offshore tugs	1	1	1	1	1
Total	53	58	52	55	51
Less stacked vessels	20	15	20	14	20
Active vessels	33	43	32	41	31
Middle East/N. Africa fleet:
Deepwater vessels	8	5	8	5	9
Towing-supply/supply	30	31	32	29	33
Offshore tugs	6	6	6	6	6
Total	44	42	46	40	48
Less stacked vessels	6	5	6	4	7
Active vessels	38	37	40	36	41
Sub-Saharan Africa/Europe fleet:
Deepwater vessels	27	20	27	20	26
Towing-supply/supply	76	83	77	82	79
Crew/utility	37	38	37	38	37
Offshore tugs	13	14	13	14	13
Total	153	155	154	154	155
Less stacked vessel	28	26	27	24	28
Active vessels	125	129	127	130	127
Active owned or chartered vessels	263	287	268	289	268
Stacked vessels (B)	88	92	89	89	94
Total owned or chartered vessels	351	379	357	378	362
Vessels withdrawn from service	2	6	3	6	4
Joint-venture and other	10	10	10	10	10
Total	363	395	370	394	376

Note (B): The company had 78, 94 and 98 actual stacked vessels at September 30, 2011 and 2010 and at June 30, 2011, respectively. These vessels were considered to be in service and were included in the calculation of the company’s utilization statistics.

The company’s vessel commitments by vessel class and type at September 30, 2011, were as follows:

	Non-U.S. Built				U.S. Built
Vessel class and type	Number of Vessels	Total Cost	Invested Through 09/30/11	Remaining Balance 09/30/11	Number of Vessels	Total Cost	Invested Through 09/30/11	Remaining Balance 09/30/11
In thousands, except number of vessels:
Deepwater vessels:
Anchor handling towing supply	---	---	---	---	---	---	---	---
Platform supply vessels	14	$382,359	151,574	230,785	3	137,003	54,491	82,512
Towing-supply/supply vessels:
Anchor handling towing supply	16	243,948	106,373	137,575	---	---	---	---
Platform supply vessels	2	49,586	9,098	40,488	---	---	---	---
Crewboats	5	22,128	10,776	11,352	---	---	---	---
Totals	37	$698,021	277,821	420,200	3	137,003	54,491	82,512

The table below summarizes by vessel class and vessel type the number of vessels expected to be delivered by quarter along with the expected quarterly cash outlay (in thousands) of the various vessel commitments as discussed above:

	Quarter Period Ended
Vessel class and type	12/11	03/12	06/12	09/12	12/12	Thereafter

Deepwater vessels:
Anchor handling towing supply	---	---	---	---	---	---
Platform supply vessels	3	2	4	1	2	5
Towing-supply/supply vessels:
Anchor handling towing supply	13	2	1	---	---	---
Platform supply vessels	---	---	---	---	---	2
Crewboats	---	---	---	---	2	3
Totals	16	4	5	1	4	10

(In thousands)
Expected quarterly cash outlay	$210,782	95,426	75,867	23,180	51,284	46,173	(C)

(C)	The $46,173 of ‘Thereafter’ vessel construction obligations is expected to be paid out as follows: $14,021 in the remaining quarter of fiscal 2013 and $32,152 during fiscal 2014.